Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,392.55
Total Fee Amount	2,392.55
Total Transaction Valuation	15,627,351.05
Total Offset Amount	0.00
Net Fee	$ 0.00